30



                              AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT

                                   DATED AS OF

                               SEPTEMBER 30, 1997

                                     BETWEEN

                               THE PROVIDENT BANK

                                       AND

                         CARDINAL REALTY SERVICES, INC.
                    CARDINAL APARTMENT MANAGEMENT GROUP, INC.
                          CARDINAL GP VIII CORPORATION
                            CARDINAL GP X CORPORATION
                        CARDINAL APARTMENT SERVICES, INC.
                           CARDINAL GP XII CORPORATION
                   CARDINAL INDUSTRIES DEVELOPMENT CORPORATION
         CARDINAL ANCILLARY INSURANCE AGENCY, INC., AN OHIO CORPORATION
                  CARDINAL ANCILLARY INSURANCE AGENCY, INC., A
                              DELAWARE CORPORATION
               CARDINAL INDUSTRIES OF FLORIDA SERVICES CORPORATION
               CARDINAL INDUSTRIES OF GEORGIA SERVICES CORPORATION
                       CARDINAL INDUSTRIES OF TEXAS, INC.
                    CARDINAL INDUSTRIES SERVICES CORPORATION
                             CARDINAL REALTY COMPANY
                      CARDINAL REGULATORY OF KENTUCKY, INC.
                   CARDINAL REGULATORY OF WEST VIRGINIA, INC.
                            CII OF PENNSYLVANIA, INC.
                          R/E MANAGEMENT SERVICES, INC.
                     WALKER PLACE LIMITED LIABILITY COMPANY
                      LEXFORD PROPERTIES OF COLORADO, INC.
                             LEXFORD NORTHWEST, INC.
                          CARDINAL GP XIII CORPORATION
                           CARDINAL GP XIV CORPORATION
                           CARDINAL GP XV CORPORATION
                           CARDINAL GP XVI CORPORATION
                          CARDINAL GP XVIII CORPORATION
           CARDINAL LP XIX CORPORATION FKA CARDINAL GP XIX CORPORATION
                        PREMIERE MANAGEMENT COMPANY, INC.
                           LEAF ASSET MANAGEMENT, INC.
                            LEXFORD PROPERTIES, INC.

                               TABLE OF CONTENTS
                               -----------------

1.       Revolving Lines of Credit ........................................... 2
         1.1      Loans ...................................................... 2
         1.2      Letters of Credit .......................................... 2

2.       Terms and Uses of Loan .............................................. 3
         2.1      Interest Rates; Fees; Terms; Costs ......................... 3
         2.2      Use of Proceeds ............................................ 3
         2.3      Draw Requests .............................................. 4
         2.4      Prepayment ................................................. 4
         2.5      Unused Line Fee ............................................ 4

3.       Security Interest ................................................... 4
         3.1      Grant of Security Interest ................................. 4
         3.2      Setoff ..................................................... 7
         3.3      Representations and Covenants Regarding the Collateral ..... 7
         3.4      Application of Proceeds from Collection of Accounts;
                  Government Accounts; Perfection ............................ 8
         3.5      Books and Records .......................................... 9
         3.6      Preservation and Disposition of Collateral ................. 9
         3.7      Extensions and Compromises ................................ 10
         3.8      Financing-Statements; Lien Notation ....................... 10
         3.9      Bank's Appointment as Attorney-in-Fact .................... 10

4.       Warranties and Representations ..................................... 11
         4.1      Corporate Organization and Authority ...................... 11
         4.2      Borrowing is Legal and Authorized ......................... 12
         4.3      Taxes ..................................................... 12
         4.4      Compliance with Law ....................................... 12
         4.5      Financial Statements; Full Disclosure ..................... 13
         4.6      No Insolvency ............................................. 13
         4.7      Government Consent ........................................ 13
         4.8      Title to Collateral ....................................... 13
         4.9      No Defaults ............................................... 13
         4.10     Environmental Protection .................................. 13
         4.11     Assignability and Transferability of Interests ............ 14
         4.12     Regulation U .............................................. 14
         4.13     Reaffirmation of Warranties and Representations ........... 15

5.       Company Business Covenants ......................................... 15
         5.1      Payment of Taxes and Claims ............................... 15
         5.2      Maintenance of Properties and Corporate Existence ......... 15
         5.3      Insurance ................................................. 16
         5.4      Sale of Assets; Merger; Subsidiaries; Tradenames .......... 16

         5.5      Negative Pledge ........................................... 17
         5.6      Permitted Indebtedness; Other Borrowings in the
                  Ordinary Course of Business ............................... 17
         5.7      Minimum Security .......................................... 17
         5.8      Sale of Accounts; No Consignment .......................... 18
         5.9      Ownership ................................................. 18
         5.10     Maintenance of Intercorporate Funds Agreement ............. 18
         5.11     Trade Accounts Payable .................................... 18
         5.12     Net Worth ................................................. 18
         5.13     Ratio of Total Liabilities to Net Worth ................... 18
         5.14     Ratio of Net Operating Cash Flow to Debt Service .......... 18
         5.15     Recurring Cash Flow ....................................... 18
         5.16     Environmental Compliance .................................. 18
         5.17     Maintenance of Accounts ................................... 19
         5.18     Change in Management Agreements ........................... 19

6.       Financial Information and Reporting ................................ 19
         6.1      Periodic Disclosure and Reporting ......................... 19
         6.2      Annual Financial Statements ............................... 19

7.       Default ............................................................ 21
         7.1      Events of Default ......................................... 21

8.       Remedies on Default ................................................ 22
         8.1      Legal and Contractual Remedies ............................ 22
         8.2      Appointment of Receiver ................................... 23

9.       Miscellaneous ...................................................... 23
         9.1      Limited Appointment of Cardinal Realty Services, Inc.
                  as Attorney-in-Fact ....................................... 23
         9.2      Assumption by New Entities ................................ 24
         9.3      Notices ................................................... 24
         9.4      Reproduction of Documents ................................. 25
         9.5      Survival, Successors, and Assigns ......................... 25
         9.6      Amendment and Waiver; Duplicate Originals ................. 25
         9.7      Uniform Commercial Code and Generally Accepted
                  Accounting Principles ..................................... 25
         9.8      Enforceability and Governing Law .......................... 26
         9.9      Waiver of Right to Trail by Jury .......................... 26
         9.10     Advertising ............................................... 26
         9.11     Term of Agreement ......................................... 27
         9.12     Singular and Plural; Joint and Several Liability .......... 27
         9.13     Definitions ............................................... 27
         9.14     Warrant of Attorney ....................................... 27

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                ------------------------------------------------

     This Amended and Restated Loan and Security Agreement (this "Agreement") is entered into to be effective the 30th day of September, 1997, among THE PROVIDENT BANK (THE "BANK") AND CARDINAL REALTY SERVICES, INC., CARDINAL
APARTMENT MANAGEMENT GROUP, INC., CARDINAL GP VIII CORPORATION, CARDINAL GP X CORPORATION, CARDINAL APARTMENT SERVICES, INC., CARDINAL GP XII CORPORATION, CARDINAL INDUSTRIES DEVELOPMENT CORPORATION, CARDINAL ANCILLARY INSURANCE AGENCY, INC., AN OHIO CORPORATION, CARDINAL ANCILLARY INSURANCE AGENCY, INC., A DELAWARE CORPORATION, CARDINAL INDUSTRIES OF FLORIDA SERVICES CORPORATION, CARDINAL INDUSTRIES OF GEORGIA SERVICES CORPORATION, CARDINAL INDUSTRIES OF TEXAS, INC., CARDINAL INDUSTRIES SERVICES CORPORATION, CARDINAL REALTY COMPANY, CARDINAL REGULATORY OF KENTUCKY, INC., CARDINAL REGULATORY OF WEST VIRGINIA, INC., CII OF PENNSYLVANIA, INC., R/E MANAGEMENT SERVICES, INC., WALKER PLACE LIMITED LIABILITY COMPANY, LEXFORD NORTHWEST, INC., LEXFORD PROPERTIES OF COLORADO, INC., LEXFORD NORTHWEST, INC., CARDINAL GP XIII CORPORATION, CARDINAL GP XIV CORPORATION, CARDINAL GP XV CORPORATION, CARDINAL GP XVI CORPORATION, CARDINAL GP XVIII CORPORATION, CARDINAL LP XIX CORPORATION, FKA CARDINAL GP XIX CORPORATION, PREMIERE MANAGEMENT COMPANY, INC., LEAF ASSET MANAGEMENT, INC., AND LEXFORD PROPERTIES, INC., jointly and severally (herein each a "Company" or collectively, the "Companies").

                                R E C I T A L S:

         I. Some of the Companies and the Bank entered into a Loan and Security Agreement dated August 11, 1995 (the "Loan Agreement") and various loan documents executed in connection therewith (the "Loan Documents"); and

         II. Lexford Properties, Inc. ("Lexford") acquired all or substantially all of the management agreements held by the Companies at the time Lexford became an affiliate of Cardinal Realty Services, Inc. and therefore by a First Assumption of Loan and Security Agreement dated February 26, 1997, Lexford assumed joint and several liability with the other Companies for all repayment obligations on the Loan Agreement, which Assumption Agreement shall be included in any reference hereafter to the Loan Agreement, and

     III. The Companies and the Bank desire to ratify the termed out Acquisition Revolving Line and amend and restate the Loan Agreement by consolidating the Operating Revolving Line and Reducing/Cash Balance Revolving Line into one facility which will also include an additional extension of credit in the amount of $10,000,000 resulting in an aggregate sum available for loans and advances of $35,000,000 to be evidenced by a Cognovit Promissory Note (Renewal, Consolidating Balance Revolving Line) together with certain changes to the financial covenants of the Loan Agreement and certain other changes as have been agreed to by the parties hereto. The original Loan Agreement dated August 11, 1995 is superseded and replaced in its entirety by this Agreement.

         NOW, THEREFORE the Loan Agreement is amended and restated as follows:

1.       Revolving Lines of Credit.

1.1. Loans. The Bank, subject to the terms and conditions hereof, will make loans and advances to the Companies on a revolving basis up to the aggregate sum of $35,000,000.00 for the uses and purposes specified in Subsection 2.2 hereof (the "Revolving Line of Credit"). The Bank shall have no obligation to advance or re-advance any sums pursuant to the Revolving Line of Credit at any time when a set of facts or circumstances exists, which, by themselves, upon the giving of notice, the lapse of time, or any one or more of the foregoing would constitute an Event of Default under this Agreement. The proceeds of the Revolving Line of Credit may be advanced, repaid, and readvanced, prior to maturity and otherwise subject to the terms and provisions of the Note, as hereinafter defined. Each of the loans or advances under the Revolving Line of Credit shall be secured by the security interests hereinafter provided in this Agreement or any other security agreements, pledge agreements or other security instruments executed prior to the date hereof or in connection with this Agreement or executed after the date hereof among the Bank and the Companies.

1.2. Letters of Credit. On or after the date hereof through and including the maturity date of the Note, provided there has been no Event of Default hereunder which has occurred and is continuing, the Bank shall, upon the request of the Companies and subject to the terms and conditions of this Agreement, issue one
(1) or more irrevocable standby or trade letters of credit for the account of one or more of the Companies up to the maximum aggregate principal amount available under the Revolving Line of Credit and subject to the use limitations of subsection 2.2 of this Agreement, and each having an expiration date not later than the maturity date of the Note (herein each a "Letter of Credit" or collectively the "Letters of Credit"). Application for a Letter of Credit shall be made on the form of the Bank customarily used for similar letters of credit. One or more of the Companies shall provide the application not less than three
(3) days prior to the required date of issuance of the Letter of Credit. Amounts paid by the Bank to cover any draws under the Letters of Credit as from time to time amended or modified, shall be deemed to have been advancements made under the Note, as hereinafter defined, for the Revolving Line of Credit. Prior to any draws for Letters of Credit under the Revolving Line of Credit, the maximum principal balance of the Note, available for advances, shall be reduced by the principal (face) amount of all outstanding Letters of Credit, the principal
(face) amount of all pending applications for Bank's issuance of Letters of Credit, and amounts previously drawn under the Revolving Line of Credit which remain outstanding and unpaid. The Companies shall pay to the Bank on the date a Letter of Credit is issued and on each anniversary thereof until such Letter of Credit expires a fee equal to one percent (1%) per annum of the undrawn amount available to be drawn under such Letter of Credit. Such fees shall be earned when paid and shall not be subject to rebate or refund by the Bank in the event that any Letter of Credit is terminated or reduced. The fee for the Letter of Credit shall be calculated on the basis of a three hundred sixty (360) day year factor applied to the actual number of days elapsed or that will elapse.

2.       Terms and Uses of Loan.

2.1. Interest Rates; Fees; Terms; Costs. The Companies agree to pay the Bank monthly interest on the unpaid balance of the Revolving Line of Credit at the rate of interest set forth in the Note, refinancings, renewals, extensions, modifications, or amendments thereto or substitutions or replacements therefor in substantially the form set forth in Exhibit A attached hereto (herein "Note"). The basic terms of the Revolving Line of Credit, as reflected in the Note, are as follows:

     Original principal balance available of $35,000,000.00. Interest to accrue at The Provident Bank Prime Rate minus one percent (P-l%). Interest only monthly unless the Companies elect to term out all or any portion of the outstanding principal balance, which election may be made one or more times at the Companies' discretion. In the event of an election to term out, the then outstanding principal balance to be termed out and accrued interest thereon will be amortized over sixty (60) months at a fixed interest rate equal to two percent (2%) over the then five (5) year Treasury Constant Maturity Security in equal monthly payments of principal and interest.

     Repayment of the Revolving Line of Credit shall be made, and the maturity date thereof shall be determined, in accordance with the terms of the Note. The Companies shall pay all reasonable costs and expenses incidental to the Revolving Line of Credit or the enforcement of the Bank's rights in connection therewith. Such costs shall include, but not be limited to, reasonable fees and out-of-pocket expenses of the Bank's counsel, audit fees, search fees, recording fees, inspection fees, documentary stamps, revenue stamps, note and mortgage taxes. To the extent any such costs are incurred by Bank, Bank may elect, following notice to the Companies, to charge such costs to the Revolving Line of Credit without further authorization of the Companies.

2.2. Use of Proceeds. The Revolving Line of Credit shall be used for, and only used for the following purposes:

     To fund the month end cash balances on deposit accounts of the Companies maintained at the Bank, to fund short term working capital for daily operating needs including (a) Letters of Credit, and (b) to fund the Companies' equity capital contributions to entities formed to purchase multi-family properties, purchase of multi-family management contracts, purchase mortgage servicing contracts or engage in the commercial mortgage banking industry. Any funding under clause (b) is preapproved by the Bank, so long as any purchase does not cause on a proforma basis a negative impact on the prior four quarters cumulative EBITDA of the Companies and the proforma on any such acquisition is received by the Bank bearing the written approval of any two officers of the Company as designated in subsection 2.3 to be received by the Bank within fifteen (15) days of such approval.

2.3. Draw Requests. Draw requests on behalf of the Companies shall be requested by any two of the following: the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, the Vice President and Controller of Cardinal Realty Services, Inc., the Vice President and the Treasurer of Cardinal Realty Services, Inc., or any other officer acceptable to the Bank and designated in writing by the Companies. Such officer(s) shall only make a draw request if conditions exist such that (a) no event, fact, or circumstance has occurred since the closing of the Loans, which, taken together or by itself, upon the giving of notice, lapse of time or otherwise, has had a materially adverse effect on the Companies' ability to perform their obligations under this Agreement except as set forth in any documentation presented to the Bank and accepted by the Bank in its sole discretion; (b) there has been no Event of Default hereunder or no event has occurred and is continuing which, upon the giving of notice, lapse of time or otherwise, would constitute an Event of Default hereunder; and (c) the requested advance is otherwise in accordance with the purpose limitations in subsection 2.2 hereof. Unless specifically requested by the Bank written certification of the foregoing is waived. Each such request shall be made in person, by phone, or by modem according to the Bank's procedures and shall be deposited to the general demand deposit account of Cardinal Realty Services, Inc. with the exception of draws to fund month end cash balances on deposit accounts of the Companies maintained at the Bank which shall be deposited into special cash balance accounts.

2.4. Prepayment. The Companies shall pay to the Bank a prepayment premium in the amount of Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) with respect to any prepayment of principal of the Loan which occurs before August, 1998 resulting from the Companies' decision to refinance all or any material portion of the indebtedness evidenced by the Note.

2.5. Unused Line Fee. Effective December 31, 1997, and on each three (3) month anniversary from that date, if the Companies have not drawn on the Note an average daily balance of at least $15,000,000 for the preceding Three (3) month period, then the Company shall pay the Bank an unused line fee equal to one eighth of one percent (1/8%) of the difference between the average daily balance and $35,000,000 (($35,000,000 minus average daily balance) times 0.125% = unused line fee).

3. Security Interest.

3.1. Grant of Security Interest. The Companies, jointly and severally, hereby grant, pledge, and assign to the Bank a security interest in all of the
Companies' personal property assets, including without limitation, all of the Companies' right, title, and interest in and to the following property, whether the Companies' interest therein is as owner, co-owner, lessee, consignee, general partner, limited partner, secured party, or otherwise, be it now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions, and accessions therefor or thereto: (a) all of the Companies' inventory including, but not limited to, all goods, merchandise, and other personal property furnished under any contract of service or intended for sale or lease, all parts, supplies, raw materials, work in process, finished goods, materials used or consumed in the Companies' businesses, and repossessed and returned goods (herein the "Inventory"); (b) all of the Companies' machinery, equipment, tools, furniture, furnishings, and computing and data processing systems (herein the "Equipment"); (c) all of the Companies' accounts, accounts receivable, management contracts, drafts, acceptances, and other forms of obligations, all books, records, ledger cards, computer programs, and other documents, or property at anytime evidencing or relating to the Company's accounts, including but not limited to, those arising from or in connection with (i) a Company's sale, lease, or other disposition of Collateral or sale of services, (ii) rights pursuant to all property management contracts and franchise agreements, and rights under the assignments or other dispositions thereof, (iii) rights pursuant to all mortgage servicing agreements, and (iv) loans or advances to or for the benefit of partnerships, corporations or other business entities in which the Companies have an ownership interest which are not evidenced by an instrument (herein the "Accounts"); (d) all of the Companies' general intangibles, contract rights, income tax refunds, bond refunds, security deposit refunds, utilities deposit refunds, preference recoveries, or other claims in respect of any transfers of any kind, including, but not limited to, (i) settlements of pending or threatened litigation or asserted claims, (ii) obligations of purchasers of general partner interests,
(iii) rights under insurance policies, (iv) loans and advances to the Companies' senior and executive management not evidence by an instrument, (v) any and all claims or offsets against various Affiliated Entities, as hereinafter defined,
(vi) rights to cash payments and other distributions pursuant to plans of reorganization confirmed in bankruptcy proceedings, and (vii) general and limited partnership interests (herein the "Intangibles"); (e) all of the Companies' instruments, notes, notes receivable, certificates of deposit, and other writings evidencing a right to payment of money, whether negotiable or non-negotiable, including, but not limited to, (i) obligations of limited partnerships to the Companies pursuant to promissory notes secured by mortgages,
(ii) obligations of limited partnerships to the Companies pursuant to various mortgage differential promissory notes, (iii) mortgage obligations or participation or other interests therein held by the Companies, (iv) loans and advances to executive and senior management evidenced by instruments, (v) subscription promissory notes executed and delivered by various limited partners to certain limited partnerships and subsequently assigned to the Companies, (vi) promissory notes arising out of the sale of general partner interests, (vii) promissory notes and other instruments executed pursuant to plans of reorganization confirmed in bankruptcy proceedings, and (viii) instruments evidencing loans or advances to or for the benefit of partnerships, corporations, or other business entities in which the Companies have an ownership interest (herein the "Instruments"); (f) all documents, negotiable documents, documents of title, warehouse receipts, storage receipts, dock warrants, express bills, freight bills, airbills, bills of lading, and other documents relating thereto, all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, assignment or other contractual proceeds, warranty and guaranty proceeds (herein the "Documents"); (g) all of the Companies' chattel paper, including without limitation furniture and equipment leases (herein the "Chattel Paper"); (h) trade names, trademarks, trademark applications, trade secrets, service marks, data bases, software and software systems, information systems, discs, tapes, goodwill, patents, patent applications, copyrights, copyright applications, licenses and franchises (herein the "Intellectual Property"); (i) all deposit accounts, wherever located, whether general, special, time, demand, provisional, or final, all cash or monies wherever located, any and all deposits or other sums at any time credited by or due from the Bank to the Companies, any and all policies, certificates of insurance, securities, goods, cash and property owned by the Companies or in which any of the Companies has an interest, which now or hereafter are at any time in the possession or control of the Bank or in transit by mail or carrier to or from the Bank, or in the possession of any third party acting on the Bank's behalf, without regard to whether the Bank received the same in pledge for safekeeping, as agent for collection or transmission, or otherwise, or whether the Bank has conditionally released the same (herein the "Deposits"); and (j) all of the Companies' stock in any corporation (herein the "Stock") (all of the Inventory, the Equipment, the Accounts, the Stock, the Intangibles, the Instruments, the Chattel Paper, the Documents, the Intellectual Property, the Deposits herein, collectively, the "Personal Property Collateral");

         Subject to terms of prior mortgages, if any, the Companies agree that to further secure the indebtedness evidenced by the Note, the Companies shall, at the Bank's request, also grant to the Bank a mortgage lien on the real property owned by one or more of the Companies (the "Real Estate Collateral") (the Personal Property Collateral and the Real Estate Collateral herein collectively, the "Collateral").

         The security interests hereby granted are to secure the prompt and full payment and complete performance of all Obligations of the Companies to the Bank. The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts, and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of the Companies to the Bank, whether now existing or hereafter arising, either created by the Companies alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit, or otherwise, and any and all renewals of or substitutes therefor, including all indebtedness owed by the Companies to the Bank in connection with the Loan.

         It is the Companies' express intention that the continuing security interest granted hereby, shall extend to all present and future obligations of the Companies to the Bank arising under this Agreement, including, but not limited to, the Note or the renewals, refinancing, or replacements thereof, whether or not such Obligations are reduced or extinguished and thereafter increased or reincurred and whether or not such Obligations are specifically contemplated as of the date hereof. The absence of any reference to this Agreement in any documents, instruments, or agreements evidencing or relating to any obligation secured hereby shall not limit or be construed to limit the scope or applicability of this Agreement.

         The Companies have cooperated in the refinance of a number of first mortgages by the limited partnerships in which the Companies hold general and/or limited partnership interests, which refinances have been funded by affiliates or securitized offerings of PaineWebber. The Bank approved the refinancings which required execution by the Companies of subordination agreements related to obligations owed by the limited partnerships and included in the Collateral pledged to the Bank. In particular subordination agreements concerning the lender's rights under the management contracts held by both the Companies and Lexford, whether as the Companies successor or as a direct obligation to Lexford, were approved in writing by the Bank (all subordinations approved in writing by the Bank are hereafter referred to as the "PaineWebber Subordinations").

         The Bank hereby agrees that in the event of additional refinancings by any limited partnership, the Bank hereby approves any subordination of any Company's interest in or claims against the limited partnership so long as the same are consistent with or no less favorable than the terms of the PaineWebber Subordinations. Upon the Company's request, the Bank will confirm its approval of such subordination to any refinancing lender.

         Lexford as security for repayment of its obligations under the Loan Agreement does hereby grant, assign and transfer to the Bank all of its right, title and interest in any and all of its management contracts, as that term is defined in the this Agreement and subject to any PaineWebber Subordination consented to in writing by the Bank. Provided further, Lexford represents that there is no existing security interest in Lexford's rights in and to any of its management contracts and Lexford further agrees it shall not grant any security interest in any management contract, now existing or hereafter entered into with a Third Party Property Owner, except the security interest in favor of Bank created hereunder.

3.2. Setoff. The Companies, jointly and severally, authorize the Bank, upon the occurrence and continuation of any fact, event, circumstance, individually or taken together which constitute an Event of Default or would constitute an Event of Default but for the lapse of any applicable notice or cure period and without regard to whether the Bank has exercised any right of acceleration and at any time, thereafter, without notice, to appropriate and apply any balances, credits, deposits, accounts, or money of any of the Companies in the Bank's possession, custody, or control to be applied in such order of preference as the Bank may determine to the payment of any of the Obligations whether or not the Obligations are due or matured. Provided further that Bank shall not appropriate any account of an Affiliated Entity, Bank shall have the right to place a ten
(10) day hold on the account of any Affiliated Entity and to the extent any of the Companies advanced funds to the Affiliated Entities within ninety (90) days of the commencement of the hold, the Companies agree for themselves and on behalf of the Affiliated Entities that such funds are held in trust for the Companies and the Bank is hereby authorized to appropriate such funds from the account of each Affiliated Entity up to the lesser of the account balance or the aggregate total of all such advances during the ninety (90) day period. Notwithstanding the provisions above to the contrary, nothing herein shall prevent the Affiliated Entities from having access to the funds in such accounts during such ten (10) day hold for the limited purpose of paying their obligations to creditors, provided that such obligations are routine and incurred in the ordinary course of the business of the Affiliated Entites.

3.3. Representations and Covenants Regarding the Collateral. The Companies represent, warrant, and covenant to the best of their knowledge and in good faith as follows: (a) except for the security interests and liens granted hereby, and subject to the provisions of subsection 5.5 hereof, one or more of the Companies are, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims, and interests, and no security agreement, financing statement, equivalent security, or lien instrument, or continuation statement covering any of the Collateral is on file or of record in any public office, (b) the Companies shall not create, permit, or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in, or lien or encumbrance upon the Collateral except the security interests granted hereby and subject to the provisions of subsection 5.5 hereof, and shall defend the right, title, and interest of the Bank in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein; (c) the Companies' principal place of business and chief executive office is located at the address set forth in subsection 9.3 of this Agreement; the Collateral, to the extent possible, and the records concerning the Collateral shall be kept at that address unless the Bank shall give its prior written consent otherwise; and the Companies have no other places of business or place where the Collateral is located except 6954 Americana Parkway, Reynoldsburg, Ohio 43068 and Freeport Parkway, Suite 200, Irving, Texas 75063, and the Huntington Center, 41 South High Street, Suite 2410, Columbus, Ohio 43215; (d) from time to time and in no event less frequently than annually the Companies shall provide the Bank with an updated report disclosing the location(s) of the Collateral and of any records pertaining thereto; (e) at least thirty (30) days prior to the occurrence of any of the following events, the Companies shall deliver to the loan officer who is handling the Companies' Obligations on behalf of the Bank written notice of such impending events: (i) a change in and of the Companies' principal place of business or chief executive office; (ii) the opening or closing of any place of the Companies' name, identity or corporate structure; (f) each of the Accounts is based on an actual and bona fide sale and delivery of goods or services or extension of credit, and the Companies believe that the Companies' Account Debtors have accepted the goods or services, owe and are obligated to pay the full amounts reflected in the invoices, according to the terms thereof; and (g) any and all taxes and fees relating to the Companies' businesses shall be the Companies' sole responsibility, the Companies shall pay the same when due, and none of said taxes and fees represent a lien on or claim against the Accounts, other than taxes which are not then due or which are being contested in good faith and for which adequate reserves have been allocated in accordance with generally accepted accounting principles consistently applied.

3.4. Application of Proceeds from Collection of Accounts; Government Accounts; Perfection. All amounts received by the Bank representing payment of Accounts or proceeds from the sale of Inventory or of the other Collateral may be applied by the Bank to the payment of the Obligations in such order of preference as the Bank may determine. If any material portion of the Companies' accounts arise out of contracts with or orders from the United States or any department, agency, or instrumentality thereof, the Companies shall immediately (i) notify the Bank thereof in writing and (ii) execute any instrument and take any steps which the Bank deems necessary pursuant to the Federal Assignment of Claims Act of 1940, as amended (41 USC Section 15) in order that all money due and to become due under such contract or order shall be assigned to the Bank. The Companies agree to execute, deliver, file, and record all such notices, affidavits, assignments, financing statements, and other instruments as shall in the reasonable judgment of the Bank be necessary or desirable to evidence, validate, and perfect the security interests of the Bank in the Accounts.

3.5. Books and Records. The Companies shall at all times keep accurate and complete records of the Collateral, and at all reasonable times and from time to time, shall allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine, inspect and, if applicable, make copies of, the Collateral wherever located. In addition, upon request of the Bank, the Companies shall provide the Bank with copies of any agreements and such other documentation and information relating to the Collateral as the Bank may reasonably require.

3.6. Preservation and Disposition of Collateral. (a) Prior to the subsequent placement of any Collateral in or upon any real property which any of the Companies has leased or mortgaged, the Companies shall at the Bank's request obtain a waiver from the lessor and/or the mortgagee, as the case may be, with respect to the rights (whether present or future) of the lessor or mortgagee with respect to that Collateral. At all times subsequent to the date of this Agreement, the Companies shall advise the Bank promptly, in writing and in reasonable detail of, (i) any material encumbrance or claim asserted against any of the Collateral; (ii) any material change in the composition of the Collateral; and (iii) the occurrence of any other event that would have a material adverse effect upon the aggregate value of the Collateral or upon the security interests of the Bank; (b) the Companies shall not sell or otherwise dispose of the Collateral, except that the Companies may (i) sell or otherwise dispose of the Inventory in the ordinary course of their businesses; (ii) may sell Equipment in a commercially reasonably manner for consideration fairly reflecting prevailing market values for property of like nature, (iii) may replace Equipment with newer equipment of like kind and replacement value, and
(iv) collect their Accounts and notes receivable in the ordinary course of their businesses and in connection therewith, grant releases to the obligors thereunder; (c) the Companies shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste, or destroy any of the same; (d) the Companies shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree, or order; (e) the Companies shall pay promptly when due all taxes, assessments, charges, or levies upon the Collateral or in respect to the income or profits therefrom, other than taxes being contested in good faith and for which adequate reserves have been allocated in accordance with generally accepted accounting principles consistently applied; and (f) at its option following notice to the Companies and the Companies' failure to discharge, maintain, or perform, the Bank may discharge delinquent taxes or liens, security interests, or other encumbrances not permitted under subsection
5.5 of this Agreement at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. The Companies agree to reimburse the Bank upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by the Bank pursuant to the foregoing authorization. Prior to an Event of Default, any payments under subsection 3.6(f) shall be treated as an advance under the Note. Should the Companies fail to pay said sum to the Bank upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the obligations.

3.7. Extensions and Compromises. With respect to any Obligations secured by any of the Collateral, the Companies assent to all extensions or postponements of the time of payment of such obligations or any other indulgence in connection with such Obligations, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable thereon, to the acceptance of partial payments on such Obligations and to the settlement, compromise or adjustment of such Obligations, all in such manner and at such time or times as the Bank may deem advisable. The Bank shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of the Bank. The foregoing sentence is not intended to modify in any respect, the Bank's obligation as a depository with respect to the deposits of the Companies held by the Bank.

3.8. Financing-Statements; Lien Notation. The Companies agree to execute, deliver, file, and record all such notices, affidavits, assignments, financing statements, and other instruments as shall in the reasonable judgment of the Bank be necessary or desirable to evidence, validate, and perfect the security interests of the Bank in any portion of the Collateral. At the request of the Bank, the Companies shall join with the Bank in executing, delivering, and filing one or more financing statements in a form satisfactory to the Bank, and shall pay the costs of filing the same in all public offices wherever filing is reasonably deemed by the Bank to be necessary or desirable. A carbon, photographic, or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. If certificates of title are issued or outstanding with respect to any Collateral, the Companies shall cause the interest of the Bank to be properly noted thereon at the Companies' expense.

3.9. Bank's Appointment as Attorney-in-Fact. The Companies, jointly and severally, hereby irrevocably constitute and appoint the Bank and any officer or agent thereof, with full power of substitution, as the Companies, true and lawful attorney-in-fact with full irrevocable power and authority in their place and stead and in their names or in the Bank's own name, from time to time in the Bank's discretion, for the sole purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to the Bank the power and right, on behalf of the Companies, without notice to or assent from the Companies: (a) to execute, file, and record all such financing statements, certificates of title, and other certificates of registration and operation and similar documents and instruments as the Bank may reasonably deem necessary or desirable to protect, perfect, and validate the Bank's security interests in the collateral; (b) upon the occurrence and continuation of an Event of Default, to receive, collect, take, endorse, sign, compromise, assign, and deliver in any of the Companies' or the Bank's name, any and all checks, notes, drafts, or other documents or instruments relating to the Collateral; and (c) upon the occurrence and during the continuance of an Event of Default, (i) to notify postal authorities to change the address for delivery of the Companies' mail to an address designated by the Bank (the Bank shall exercise the same degree of care when dealing with any of the Companies' mail received by it as the Bank exercises in connection with its own mail) , (ii) to open such mail delivered to the designated address,
(iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage, or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought with respect to any Collateral; (vi) to negotiate, settle, compromise, or adjust any account, suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; and (vii) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option and the Companies' expense, at any time or from time to time, all acts and things which the Bank reasonably deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interests therein, in order to effect the purposes of this Agreement.

         The Companies hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Bank to exercise any such powers. The Bank shall be accountable only for amounts that the Bank actually receives as a result of the exercise of such powers and neither the Bank nor any of its officers, directors, employees or agents shall be responsible to any of the Companies for any act or failure to act, except for the Bank's own gross negligence or willful misconduct.

3.10. Upon repayment of all indebtedness or upon sale of assets in subsection 5.4, the Bank will take such action as may be necessary to evidence the release of the Bank's lien on such assets.

4. Warranties and Representations. Each of the Companies warrants and represents to the Bank:

4.1. Corporate Organization and Authority. Each Company (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization; (b) has a principal place of business in Columbus, Ohio (c) has all requisite corporate or limited liability company power, and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the lack of authority to obtain such licenses and permits would not have a material adverse effect on the business operations or financial condition of said Company; (d) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business, except where the failure to qualify to do business has not or would not have a material adverse effect on the business, operations, or financial condition of each Company, and

(e) to the extent that each Company, or any of the limited partnerships or other entities of which each Company is a partner, shareholder, or member, (each an "Affiliated Entity" and collectively with each Affiliated Entity of all of the Companies the "Affiliated Entities"), is doing business in any jurisdiction in which it has not duly qualified and is not authorized to do business or has not obtained all necessary licenses and permits to own and operate its properties and to carry on its business, said Company or said Affiliated Entity is and will continue to work diligently to cure and correct such lack of qualification or authorization to do business and obtain such licenses and permits.

4.2. Borrowing is Legal and Authorized. (a) The Board of Directors, or other equivalent body, of each Company has duly authorized the execution and delivery of this Agreement and of the notes and documents contemplated herein; (b) this Agreement, the notes and other documents executed in connection with this Agreement will constitute valid and binding obligations of each Company enforceable in accordance with their respective terms; (c) the execution of this Agreement and related notes and documents and the compliance by each Company with all the provisions of this Agreement (i) are within the corporate or limited liability company powers of each Company; and (ii) are legal and will not conflict with, result in any breach in any provision of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of each Company (other than in favor of the Bank) under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which said Company is a party or by which it may be bound; and (d) there are no limitations in any indenture, contract, agreement, mortgage, deed of trust, or other agreement or instrument to which each Company is now a party or by which each Company may be bound with respect to the payment of principal or interest on any indebtedness, or each Company's ability to incur indebtedness, including the Note to be executed in connection with this Agreement.

4.3. Taxes. All tax returns required to be filed by each Company in any jurisdiction have in fact been filed, and there are no material taxes, assessments, fees, and other governmental charges upon said Company, or upon any of its properties, which are due and payable which have not been paid except to the extent being contested in good faith pursuant to appropriate proceedings sufficient to stay execution. Each Company does not know of any material proposed additional tax assessment against it. The provisions for taxes on the books of each Company for its current fiscal period are adequate.

4.4. Compliance with Law. Each Company (a) is not in violation of any laws, ordinances, governmental rules, or regulations to which it is subject, including without limitation any laws, rulings, or regulations relating to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code and (b) has not failed to obtain any licenses, permits, franchises, or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure in either subsection (a) or subsection (b) of this section might materially and adversely affect the business, prospects, profits, properties, or condition (financial or otherwise) of each Company.

4.5. Financial Statements; Full Disclosure. The Companies' consolidated financial statements for the fiscal year ending December 31, 1994, December 31, 1995, and December 31, 1996, which have been supplied to the Bank have been prepared in accordance with generally accepted accounting principles consistently applied and fairly represent the Company's consolidated financial condition as of such dates. No material adverse change in each Company's financial condition has occurred since the date of the latest financial statement. The financial statements referred to in this paragraph do not, nor does this Agreement or any written statement furnished by each Company to the Bank in connection with obtaining the Revolving Line of Credit, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. Each Company has disclosed to the Bank in writing all facts which materially affect the properties, business, prospects, profits or condition (financial or otherwise) of each Company or the ability of each Company to perform this Agreement.

4.6. No Insolvency. On the date of each Company's entering into the Revolving Line of Credit and after giving effect to all indebtedness of each Company (excluding inter-company obligations and, except in the case of Cardinal Realty Services, Inc., the Revolving Line of Credit) , (a) each Company will be able to pay its obligations as they become due and payable; (b) the present fair saleable value of each Company's assets exceeds the amount that will be required to pay its probable liability on its obligations as the same become absolute and matured; (c) the sum of each Company's property at a fair valuation exceeds each Company's indebtedness; (d) each Company will have sufficient capital to engage in each Company's business. Each Company's grant of Collateral for the Loan constitutes fair consideration and reasonably equivalent value because of the receipt of the proceeds of the Loan or other benefits from the extension of credit to the Companies.

4.7. Government Consent. Neither the nature of each Company or of its business or properties, nor any relationship between each Company and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval, or authorization of, or filing, registration, or qualification with, any governmental authority on the part of each Company as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein, provided, however, that the Bank acknowledges that the execution of this Agreement constitutes a material transaction for each Company which will be reported in compliance with federal securities law.

4.8. Title to Collateral. Each Company has good title to all the Collateral which is owned by it, free from any liens and encumbrances, except as referenced in subsection 3.3.

4.9. No Defaults. No event has occurred and no condition exists which would constitute an Event of Default pursuant to this Agreement. Each Company is not in violation in any material respect of any term of any agreement, charter instrument, bylaw, or other instrument to which it is a party or by which it may be bound.

4.10. Environmental Protection. Each Company (a) has no actual knowledge of the permanent placement, burial, or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned (whether now owned or hereafter acquired), leased, or used by each Company or any of the other Companies (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises, or of any spills, releases, discharges, leaks, or disposal of Hazardous substances that have occurred or are occurring off the Premises as a result of each Company's or the other Companies' improvement, operation, or use of the Premises which would result in noncompliance with any of the Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental, civil, criminal, or administrative proceedings against any Company or the other companies relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal, or administrative proceeding against any Company or the other Companies relating to Hazardous Substances; and (e) will not permit any of its, or any of the other Companies' employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose, or release on, about, or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants, and contaminants (including, without limitation, asbestos (excluding non-friable asbestos), polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq., the Toxic Substances Control Act, 15 U.S.C. ss.2601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901, et seq. , the Water Quality Act of 1987, 33 U.S.C. ss.1251, et seq., and the Clean Air Act, 42 U.S.C. ss.7401, et seq., and any state or local statute, ordinance, law, code, rule, regulation, or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws") , but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of the aforementioned Environmental Laws.

4.11. Assignability and Transferability of Interests. Not less seventy-five percent (75%) of the management contracts, notes, partnership interests, and interests in other Collateral are assignable and transferable to the Bank, except that with respect to personal service contracts only the right to receive payments and distributions may be assigned to the Bank and the Bank may not be substituted for any Company as the party responsible for performing such services.

4.12. Regulation U. None of the transactions contemplated in this Agreement will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, except to the extent, if any, that shares of the common stock of Cardinal Realty Services, Inc. held by one or more of the


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Companies constitutes a "margin security". The Companies do not own or intend to carry or purchase any "margin security" within the meaning of said Regulation U.

4.13. Reaffirmation of Warranties and Representations. On the date of each advance pursuant to the Revolving Line of Credit, and as a condition for any advance, the warranties and representations set forth in this entire Section 4 shall be true and correct on and as of such date with the same effect as though such warranties and representations had been made on and as of such date, except to the extent that such warranties and representations expressly relate to an earlier date. The Bank may require a written affidavit to memorialize the fact that all warranties and representations are in fact true and correct on and as of such date.

5. Company Business Covenants. Each of the Companies covenants that on and after the date of this Agreement until terminated pursuant to the terms of this Agreement, or so long as any of the indebtedness provided for herein remains unpaid:

5.1. Payment of Taxes and Claims. Each Company will pay before they become delinquent (a) all taxes, assessments and governmental charges or levies imposed upon it or its property; and (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees, and other like persons which, if unpaid, might result in the creation of a lien or encumbrance upon its property provided that the Company may contest any item described in clauses (a) and (b) of this subsection 5.1 in good faith as long as adequate resources are maintained in accordance with generally accepted accounting principles consistently applied.

5.2. Maintenance of Properties and Corporate Existence. Each Company shall (a) maintain the property owned by each Affiliated Entity and all of that Company's other property in good condition and make all renewals, replacements, additions, betterments, and improvements thereto including the ability to sell assets, dissolve or withdraw Companies which are deemed necessary by that Company to be in the best interests of the Company; (b) keep true books of records and accounts in which full and correct entries will be made of all its business transactions, including, without limitation, any transaction with any Affiliated Entity, and reflect in its financial statements adequate accruals and appropriations to reserves; (c) do or cause to be done all things necessary (i) except as contemplated by clause (a), to preserve and keep in full force and effect its existence, general partnership rights, contractual management rights, franchises, and other rights, (ii) except as contemplated by clause (a), to maintain its status as a corporation or limited liability company duly organized and existing and in good standing under the laws of the state of its incorporation or organization, (iii) except as contemplated by clause (a), to maintain where necessary its status as a corporation licensed to do business as a foreign corporation in any state in which it is presently so qualified, and
(iv) except as contemplated by clause (a), to maintain on behalf of each Affiliated Entity its status as a business entity qualified to do business in the state in which each such Affiliated Entity does business; (d) not acquire, incur, or assume directly or indirectly, any material contingent liability in connection with the release of any Hazardous Substances into the Environment, or

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                                       48


dispose of, or allow to be disposed of, or otherwise release Hazardous Substances or solid waste on or onto said Company's Premises; (e) not be in violation of any laws, ordinances, or governmental rules and regulations or fail to obtain any licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties, or condition (financial or otherwise) of said Company, and (f) notify the Bank immediately upon any change in the status of its continued existence as (i) a corporation or limited liability company under the laws of the State of its incorporation or organization, (ii) a general or limited partner in any partnership in which it holds such an interest as of the date of this Agreement, or (iii) a management company as it pertains to the material loss of any partnerships for which it performs such function as of the date of this Agreement.

5.3. Insurance. The Companies shall have and maintain insurance at all times (a) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage, and such other casualties, and (b) insuring against liability for personal injury and property damage in such amounts that are maintained by similar businesses and as may be required by applicable law with reputable and financially sound insurance companies. The Company will provide, at the request of the Bank, a detailed list of the insurance then in effect, stating names of insurance companies, the amounts and rate of insurance, dates of expiration thereof and the properties and risks covered thereby. All policies of insurance shall provide for twenty (20) days' written minimum cancellation notice to the Bank and, at request of the Bank, shall be delivered to and held by it. From and after the occurrence and during the continuance of an Event of Default, the Bank may act as attorney for the Companies in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts. In the event of failure to provide insurance as herein provided, the Bank may, at its option following notice to the Companies, provide such insurance, and the Companies shall pay to the Bank, upon demand, the cost thereof. Should the Companies fail to pay said sum to the Bank upon demand, interest shall accrue thereon from the date of demand until paid in full at the highest rate set forth in any document or instrument evidencing any of the Obligations. The Companies shall notify Bank in writing within ten (10) days of the occurrence of any damage resulting in an uninsured claim for the sum of $100,000 or greater made by any Company. The Companies shall maintain adequate insurance at the Affiliated Entity level. The Bank shall be listed as an additional insured on all insurance policies maintained by the Companies at either the Company or Affiliated Entity level.

5.4. Sale of Assets; Merger; Subsidiaries; Tradenames. Except as agreed to in the letter dated July 23, 1997 (said letter being attached hereto as Exhibit A and incorporated herein), said Company will not sell, lease, transfer, or otherwise dispose of any of its material assets other than real estate assets sold in the normal course of business or cause any Affiliated Entity to sell, lease, transfer, or otherwise dispose of, any of such Affiliated Entity's material assets. Except as in the normal course of business, said Company shall not without the prior written consent of the Bank consolidate with or merge into any other entity, or permit any other entity to consolidate with or merge into it. Except for acquisition of additional Affiliated Entities from the proceeds of the Revolving Line of Credit in accordance herewith, said Company shall

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comply with subsection 2.2 when acquiring all or substantially all of the assets or business of any other company, person, or entity by means other than proceeds of the Revolving Line of Credit. The Company has no subsidiaries or affiliates except for (a) other Companies, (b) the partnership in which it is a general or limited partner and (c) one or more SPV subsidiaries. Said Company conducts business only in the name of said Company or in the registered trade names of said Company. Except as otherwise permitted by subsection 2.2, said Company shall not create or acquire any subsidiaries or conduct business under any other tradeneames without the prior written consent of the Bank.

5.5. Negative Pledge. The Companies shall not cause, permit, agree, consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its property or any of the real or personal property of any Affiliated Entity, whether now owned or hereafter acquired, to become subject to a lien or encumbrance; except: (a) liens in connection with the deposits required by worker's compensation, unemployment insurance, social security, and other like laws; (b) taxes, assessments, reservations, exceptions, encroachments, easements rights of way, covenants, conditions, restrictions, leases, and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of said Company's or said Affiliated Entity's business; (c) inchoate liens arising under ERISA to secure the contingent liability of said Company;
(d) liens in place as of the date of signing of this Agreement; (e) liens on the real property owned by an Affiliated Entity which said Company has disclosed to the Bank in writing on or before the date of this Agreement as they currently exist or are refinanced on terms no less favorable except market interest rate increases and similar changes in market terms to said Affiliated Entity than the existing terms, and (f) purchase money security interests entered in the ordinary course of business.

5.6. Permitted Indebtedness; Other Borrowings in the Ordinary Course of Business. Said Company shall not (a) create or incur any indebtedness for borrowed money or advances, except for the Revolving Line of Credit, or (b) guarantee, endorse, or otherwise become surety for or upon the obligations of others, except: (i) by endorsement of negotiable instruments for deposit or collection in the ordinary course of business; (ii) non-recourse indebtedness which is exculpatory to said Company for a monetary liability; (iii) indebtedness to trade creditors no more than sixty (60) days past the date such indebtedness was originally incurred except contested liabilities as described in subsection 5.1; (iv) for obligations as a general partner incurred in the ordinary course of the partnership's business; (v) purchase money obligations and other indebtedness incurred in the ordinary course of said Company's business; and (vi) existing indebtedness guaranteed by Cardinal Realty Services, Inc. as of the date of signing of this Agreement.

5.7. Minimum Security. Said Company shall maintain, in conjunction with the other Companies, as minimum security for the Revolving Line of Credit, Collateral having an aggregate resale value at least equal to the outstanding principal balance of the Note and any interest accrued thereon. "Aggregate Resale Value" shall mean the fair market value of the Collateral, in the

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                                       50


aggregate, in an arms length transaction between parties of substantially equal bargaining position given a reasonable period of time for negotiation and sale.

5.8. Sale of Accounts; No Consignment. Except as outlined in subsection 5.3, said Company shall not sell, assign, or encumber, except to the Bank, any of its Accounts or notes receivable. Said Company shall not permit any of its Inventory to be sold or transferred on consignment or acquire or possess any of its Inventory on consignment.

5.9. Ownership. None of the Companies shall permit any material change in its ownership, without the prior written consent of the Bank.

5.10. Maintenance of Intercorporate Funds Agreement. No Company shall materially amend, modify, restate, or otherwise change any of the terms, provisions, and conditions set forth in the Intercorporate Funds Agreement dated August 11,
1995, and shall notify the Bank immediately upon termination of such Intercorporate Funds Agreement by any party thereto.

5.11. Trade Accounts Payable. No Company shall permit its trade accounts payable to be past due for more than sixty (60) days unless being contested in good faith and for which adequate reserves are maintained in accordance with generally accepted accounting principles, consistently applied.

5.12. Net Worth. The Companies shall maintain at all times a Net Worth, as determined on a quarterly basis and calculated in accordance with generally accepted accounting principles and "equity method" accounting principles, consistently applied, of not less than $60,000,000. "Net Worth" shall mean the consolidated shareholder's equity of the Companies. Net Worth shall be increased annually by not less than fifty percent (50%) of the Companies consolidated net profit for the previous year.

5.13. Ratio of Total Liabilities to Net Worth. The Companies shall maintain an aggregate ratio of total liabilities excluding non-recourse debt to Net Worth, calculated in accordance with generally accepted accounting principles consistently applied, of not greater than 1.5 to 1.0.

5.14. Ratio of Net Operating Cash Flow to Debt Service. The Companies shall maintain an aggregate calendar year to date ratio of Net Operating Cash Flow as reported in the Companies' public financial statements to required contractual payments of principal and interest to the Bank on the Loan pursuant to this Agreement of not less than to 2.0 to 1.0.

5.15. Recurring Cash Flow. The Companies shall maintain annual recurring EBITDA (earnings before interest (excluding interest on wholly owned properties), taxes, depreciation, and amortization) of not less than $11,000,000.

5.16. Environmental Compliance and Indemnification. The Companies hereby indemnify the Bank and hold the Bank harmless from and against any loss, damage, cost, expense, or liability (including strict liability) directly or indirectly arising from or attributable to the generation, storage, release, threatened

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                                       51


release, discharge, disposal, or presence (whether by one or more of the Companies or any employees, agents, contractor, or subcontractors of one or more of the Companies or any predecessor in title or any third persons occupying or present on the Premises), or the breach of any of the representations and warranties regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws; (b) the costs of any repair, cleanup, or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial, or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Bank in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorney's fees.

         The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of the Bank, or (ii) relate to Hazardous Substances placed or disposed of on the premises after the Bank acquires title to the Premises through foreclosure or otherwise.

5.17. Maintenance of Accounts. Said Company shall maintain all of its primary operating and deposit accounts and all deposit accounts for the Affiliated Entities at the Bank, unless required by the respective first mortgage holders of the Affiliated Entities or regulatory authorities to be maintained elsewhere.

5.18. Change in Management Agreements. Except for subordinations permitted by subsection 3.2 of this Agreement, said Company shall not change any terms of the property management agreements which are part of the Collateral without the prior written consent of the Bank, which consent shall not be unreasonably withheld.

6. Financial Information and Reporting. The Companies shall provide to the Bank the following documentation and information and deliver the following on a consolidated basis (except as specified below) within forty-five (45) days after the end of the first three quarters of each calendar year: (a) financial statements, including a balance sheet, statements of income and surplus and cash flow reports for the Companies, certified by the President and Chief Executive Officer, or the Executive Vice President and Chief Financial Officer or the Vice President and Controller or the Vice President and Treasurer of Cardinal Realty Services, Inc., as fairly representing the Companies' financial condition using accounting principles consistently applied as of the end of such period; (b) statements signed by the President and Chief Executive Officer, or the Executive Vice President and Chief Financial Officer or the Vice President and Controller of Cardinal Realty Services, Inc., setting forth and certifying the compliance of the Companies with the terms of this Agreement; (c) a management fee aging report signed by the President and Chief Executive Officer, Treasurer, or the Executive Vice President and Chief Financial Officer or the Vice President and Controller of Cardinal Realty Services, Inc., reflecting the dollar total of any unpaid management agreement fees, (d) a report in the event one or more of the Companies has become aware of its termination as (i) a general partner of (ii) an owner of, or (iii) the property management company of any Affiliated Entity and an analysis of the financial impact of such termination; (e) immediately upon becoming aware of the existence of any set of facts or circumstances which,

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                                       52


by themselves, upon the giving of notice, the lapse of time, or any one or more of the foregoing, would constitute a breach of any of the terms or conditions of this Agreement or an Event of Default under this Agreement, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and (f) at the request of the Bank, such other information as the Bank may from time to time reasonably require.

6.1. Periodic Disclosure and Reporting. The Companies shall provide to the Bank the following documentation and information: (a) within fifteen (15) days after filing, copies of any and all materials filed by the Companies with the Securities and Exchange Commission, regardless of whether the Companies have filed such materials on their own behalf, in their capacity as a general partner, or otherwise; (b) at the request of the Bank, filing copies of any and all federal corporate income tax returns, together with any amendments, exhibits, or supplements thereto, and any related documentation filed with the Internal Revenue Service; (c) immediately upon becoming aware of the existence of any set of facts or circumstances which, by themselves, upon the giving of notice, the lapse of time, or any one or more of the foregoing, would constitute a breach of any of the terms or conditions of this Agreement or an Event of Default under this Agreement, a written notice specifying the nature and period of existence thereof and what action the Companies are taking or propose to take with respect thereto; and (d) at the request of the Bank, such other information as the Bank may from time to time reasonably require.

6.2. Annual Financial Statements. The Companies shall deliver to the Bank within ninety (90) days of the end of each fiscal year: (a) consolidated audited financial statements, which have been prepared in accordance with generally accepted accounting principles consistently applied and certified by independent certified public accountants reasonably satisfactory to the Bank, containing a balance sheet, statements of income and shareholder's equity, statements of cash flows, followed by any management letters written by such accountants; (b) at the request of the Bank, consolidated unaudited financial statements prepared by the Companies in accordance with "equity method" accounting principles consistently applied, containing a balance sheet, statements of income and shareholder's equity, and statements of cash flows; (c) at request of the Bank a report signed by the President and Chief Executive Officer, or the Executive Vice President and Chief Financial Officer or the Vice President and Controller, or the Vice President and Treasurer of Cardinal Realty Services, Inc. setting forth a detailed analysis of each of the Affiliated Entities' financial condition including financial statements reflecting (i) net cash flow, occupancy percent, gross revenue, operating expenses (which includes fees and payments to the Companies), maintenance, and repair expense, net operating income, mortgage payments not due to the Companies and net cash flows; (ii) any advances from the Companies to, or notes due to the Companies from (balance due and estimated value), the Affiliated Entities, (iii) all fees, advances, interest, and principal payments paid to Companies by the Affiliated Entities, and (iv)
lender, mortgage balance, payment amount, and status of each mortgage encumbering all property owned by an Affiliated Entity; (d) financial statements, including balance sheet and income statement of each Affiliated Entity, and (e) the unaudited actual cash flow statements of the Affiliated
Entities, all of which may be presented in a computer disk format reasonably acceptable to the Bank.

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                                       53


7.       Default.

7.1. Events of Default. An "Event of Default" shall exist if any of the following occurs and is continuing: (a) the Companies fail to make any payment of principal or interest on any note executed in connection with this Agreement on or within fifteen (15) days of the date such payment is due; (b) the Companies fail to perform or observe any covenant contained in subsections 3.3,
4.1 through 5.18, inclusive, of this Agreement and such failure continues for more than thirty (30) days after such failure shall first occur; (c) the
Companies  fail to perform  or  observe  any other  covenant  contained  in this
Agreement and such failure continues for more than seven (7) days after such failure shall first occur, (d) the Companies fail to comply with any other provision of this Agreement, and such failure continues for more than thirty
(30) days after discovery of such failure by any of the parties to this Agreement; (e) any warranty, representation, or other statement by or on behalf of the Companies contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect, or the Companies fail to perform or observe any covenant contained in any mortgages, security agreement or other agreement in favor of the Bank and such failure continues for more than thirty (30) days from the date after discovery of such failure by any of the parties to this Agreement; (f) one or more of the Companies fails to perform or observe any covenant contained in any security agreement, or other agreement in favor of the Bank and such failure continues for more than thirty (30) days from the date after discovery of such failure by any of the parties to this Agreement; (g) one or more of the Companies makes an assignment for the benefit of creditors, or consents to or suffers the appointment of a trustee, receiver, or liquidator; (h) bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings are instituted by one or more of the Companies; (i) bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings are instituted against one or more of the Companies; (j) failure to give the Bank notice that an Affiliated Entity is involved in any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings; (k) an uninsured final judgment or judgments for the payment of money aggregating in excess of $100,000.00 is or are outstanding against one or more of the Companies and any such judgment or judgments have not been discharged in full or stayed; (l) the occurrence of any event which allows the acceleration of the maturity of any indebtedness of the Companies to the Bank or any of the Affiliated Entities to the Bank under any indenture, agreement, or undertaking other than this Agreement and more than thirty (30) days have passed since the occurrence of such event; (m) the occurrence of any event which allows the acceleration of the maturity of any material indebtedness of the Companies to any other person, corporation, or entity under any indenture, agreement, or undertaking and the failure of the Companies to cure any resulting default within the longer of thirty (30) days from such occurrence or the period provided in any applicable documentation governing such indebtedness; (n) the loss by the Companies of the ability to manage other than by sale of properties at least eighty percent (80%) of the Affiliated Entities existing on August 11, 1995, provided, such loss causes an event which materially impairs the prospect of payment or performance by the Companies in accordance with this Agreement; or (o) an event occurs which materially impairs the prospect of payment or performance by the Companies in accordance with this


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                                       54


Agreement and more than five (5) days have passed since notice was given to the Companies of such event without cure of such default.

8.       Remedies on Default.

8.1. Legal and Contractual Remedies. Upon the occurrence of an Event of Default and for so long thereafter as such Even of Default continues, the Bank shall have the rights and remedies of a Secured Party under this Agreement, under any other instrument or agreement securing, evidencing, or relating to the Obligations and under the law of the State of Ohio, or any other applicable state law, and the Bank may exercise any right, power, or remedy permitted to the Bank by law or any provision of this Agreement. Without limiting the generality of the foregoing, upon the occurrence or continuation of an Event of Default, the Bank shall have the right without further notice or demand to the Companies (a) to declare the entire principal and all interest accrued on the Obligations to be forthwith due and payable, without any presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by the Companies, and (b) to take possession of the Collateral and all books and records relating to the Collateral and for that purpose the Bank may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. The Companies expressly agree that the Bank, without demand of performance or other demand, advertisement, or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon the Companies or any other person or entity (all and each of which demands, advertisements, and/or notices are hereby expressly waived), may forthwith in a commercially reasonable manner consistent with applicable economic, industry, and market conditions for property or collateral of like nature, collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of the Bank's offices or elsewhere at such prices as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption. The Companies further agree, at the Bank's request, to assemble the Collateral and to make it available to the Bank at such places as the Bank may reasonably select. The Companies further agree to allow the Bank to use or occupy the Companies' premises, without charge, for the purpose of effecting the Bank's remedies in respect of the Collateral. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Bank may elect, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, need the Bank account for the surplus, if any. To the extent permitted by applicable law, the Companies waive all claims, damages and demands against the Bank arising out of the repossession, retention, sale or disposition of the Collateral. The Companies agree that the Bank need not give more than ten (10) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to one or more of the Companies at its address set forth in this Agreement, or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to one or more of the Companies or any of their agents at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Companies shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Bank is entitled. The Companies shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this Agreement, including reasonable attorneys' fees. Upon the occurrence of any Event of Default, in addition to all other remedies set forth above, any and all funds due and owing to the Bank, whether before or after any acceleration of the amount due to the Bank, shall bear interest at the default rate per annum of Prime, as determine by the Bank, plus two percent.

8.2. Appointment of Receiver. In addition to any remedy hereinbefore provided and not in limitation thereof, upon the occurrence and continuation of any Event of Default, and at any time prior to or after the institution of any enforcement proceeding, the Bank shall have the right to make application to a court of competent jurisdiction for appointment of a receiver for all or any part of the Collateral and the businesses of the Companies without regard to the adequacy of the Collateral for the repayment of the indebtedness secured by the Collateral or the solvency of the Companies or any person or persons liable for the payment of the Obligations, and the Companies do hereby irrevocably consent to such appointment, waive any and all defenses to such appointment and agree not to oppose any application therefor by the Bank, but nothing herein is to be construed to deprive the Companies of any right, remedy or privilege the Companies may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute, or regulation shall not impair or in any manner prejudice the rights of the Bank to receive payment of the income and proceeds of the Collateral pursuant to other terms and provisions hereof. Any such receiver shall have all of the usual power to hold, develop, rent, lease, manage, maintain, operate, contract, and otherwise use or permit the use of the Collateral upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances. Such receivership shall, at the option of the Bank, continue until full payment of all of the Obligations or until title to all of the Collateral shall have passed to the Bank pursuant to an enforcement proceeding.

9.   Miscellaneous.

9.1. Limited Appointment of Cardinal Realty Services, Inc. as Attorney-in-Fact. Each of the Companies hereby irrevocably constitutes and appoints Cardinal Realty Services, Inc. and any officer or agent thereof, with full power of substitution, as said Company's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each of the corporations and limited liability companies constituting the Companies and in their names as set forth above in the preamble to this Agreement, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and without limiting the generality of the foregoing hereby grants to Cardinal Realty Services, Inc. the power and right, on behalf of any one or more of the Companies, without notice or assent: (a) to execute and deliver to the Bank such contracts, instruments, release, and other agreements or documents as the Bank shall reasonably deem necessary to evidence the terms and conditions of this Agreement; (b) to certify or attest to the execution, delivery, filing, or recording of such contracts, instruments, releases, and other documents described in subsection (a) above; (c) to execute, file, and record all such financing statements, certificates of title, mortgages, security agreements, assignments, deeds of trust, and other certificates of registration and operation and similar documents and instruments as the Bank may deem necessary or desirable to grant, protect, perfect, and validate the Bank's security interests, mortgages, or other liens in or on the Collateral, or any portion thereof; and (d) to provide the financial and other information and disclosures to the Bank required pursuant to this Agreement. The Companies hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

9.2. Assumption by New Entities. Upon the creation of a new entity which would have been one of the Companies if in existence as of the date of this Agreement, the Companies shall cause such new entity to assume any indebtedness evidenced by the Note, pledge all of its assets to secure such indebtedness, cause all of its stock to be pledged to secure such indebtedness, and otherwise be bound by the covenants and agreements of this Agreement.

9.3. Notices. (a) All communications under the default (including, without limitation, the exercise of remedies available due to a default or an Event of Default) provisions of this Agreement shall be by certified mail, return receipt requested. All other communications under this Agreement or under the notes executed pursuant thereto shall be in writing, by fax, by overnight delivery or shall be mailed by first class mail, postage prepaid, (1) if to the Bank, at the following address, or at such other address as may have been furnished in writing to the Companies by the Bank:

         The Provident Bank
         10 West Broad Street
         Columbus, Ohio 43215
         Attn:  William R. McNamara, Vice President
         Fax Number:  (614) 221-0875

(2) if to the Companies, at the following address, or at such other address as may have been furnished in writing to the Bank by the Companies:

         Cardinal Realty Services, Inc.
         The Huntington Center, 41 South High Street
         Columbus, OH 43215
         Attn:  Mark D. Thompson, Executive Vice President and
                                  Chief Financial Officer
                Michael F. Sosh, Vice President and Treasurer
         Fax Number:  (614) 225-1100

(b) any notice so addressed and mailed by registered or certified mail shall be deemed to be given two (2) business days following the date when so mailed.

9.4. Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers, and modifications which may hereafter be executed, (b) documents received by the Bank at the closing or otherwise, and (c) financial statements, certificates, and other information previously or hereafter furnished to the Bank, may be reproduced by the Bank by any photographic, photostatic, microfilm, microcard, miniature photographic, or other similar process and the Bank may destroy any original document so reproduced. The Companies agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Bank in the regular course of business) and that any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

9.5. Survival, Successors, and Assigns. All warranties, representations, and covenants made by the Companies herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Bank and shall survive the closing of the Revolving Line of Credit regardless of any investigation made by the Bank on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Companies. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

9.6. Amendment and Waiver, Duplicate originals. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Companies and the Bank; provided however that nothing herein shall change the Bank's sole discretion (as set forth elsewhere in this Agreement) to make advances, determinations, decisions, or to take or refrain from taking other actions. No delay or failure or other course of conduct by the Bank in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.7. Uniform Commercial Code and Generally Accepted Accounting Principles. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as enacted in Ohio shall have the meaning stated therein, and all accounting terms shall be determined in accordance with generally accepted accounting principles, consistently applied.

9.8. Enforceability and Governing Law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No delay or omission on the part of the Bank in exercising any right shall operate as a waiver of such right or any other right. All of the Bank's rights and remedies, whether evidenced hereby or by any other agreement or instruments, shall be cumulative and may be exercised singularly or concurrently. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio. The Companies agree that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the venue of any suit, action, or proceeding in any such court; and irrevocably submit to the jurisdiction of any such court in any such suit, action, or proceeding.

9.9. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.10. Advertising. The Companies agree that the Bank may advertise or otherwise disclose for marketing purposes the extent and nature of the credit extended or to be extended and other services provided to the Companies by the Bank in connection with or relating in any way to the Loan. The Companies have the right of advance inspection and approval of all advertising (using their name) not to be unreasonably withheld or delayed.

9.11. Term of Agreement. The term of this Agreement shall commence with the date hereof and end on the date when, after written notice from either party to the other that no further loans are to be made hereunder, the Companies pay in full the Loan and all other obligations of the Companies to the Bank which are secured hereby, and the Bank has no further obligations of any type to the Companies.

9.12. Singular and Plural; Joint and Several Liability. As used in this Agreement, the singular shall include the plural, the plural the singular and the use of masculine, feminine, or neuter gender shall include all genders, as the context may require. Reference in this Agreement to any one or more of the Companies shall mean all of the Companies, jointly and severally; therefore the obligations of the Companies in this Agreement shall be the joint and several liability of each such Company.

9.13. Definitions. As used in this Agreement, the meanings assigned to defined terms are set forth in the appropriate sections of this Agreement.

9.14. Warrant of Attorney. With full knowledge of all constitutional rights, if any payment under the Note is not received by the Bank on or before the date when due, or should default be made in the performance or observance of the covenants and agreements of this Agreement or any of the other loan documents evidencing the Loan, after any applicable notice or period of grace, the Companies hereby authorize and empower any attorney of any court of record within the United States of America or elsewhere to appear for the Companies and, with or without complaint filed, confess judgment or a series of judgments against the Companies in favor of the Bank as of any time, present, or future, for the then due and unpaid balance or balances of the principal, interest, late charges, and collections expenses evidenced by the Note, or any part thereof, together with the costs of the suit, and to waive and release all errors in said proceedings and petitions in error and the right to appeal from the judgment rendered, on which judgment or judgments one or more executions may issue forthwith; and for so doing this Agreement or a copy thereof verified by affidavit shall be a sufficient warrant. The foregoing warrant of attorney shall survive any judgment rendered pursuant to the Note, and if any such judgment be vacated for any reason, the Bank nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the Companies.

                                            SIGNED AND ACKNOWLEDGED:

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Realty Services, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                       Cardinal Apartment Management Group, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP VIII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP X Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Apartment Services, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                     Cardinal Industries Development Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                  Cardinal Ancillary Insurance Agency, Inc., an Ohio Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                      Cardinal Ancillary Insurance Agency, Inc.,
                                      A Delaware Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                             Cardinal Industries of Florida Services Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                             Cardinal Industries of Georgia Services Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                              Cardinal Industries of Texas, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                        Cardinal Industries Services Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal Realty Company


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                           Cardinal Regulatory of Kentucky, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                      Cardinal Regulatory of West Virginia, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            CII of Pennsylvania, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            R/E Management Services, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                          Walker Place Limited Liability Company


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Lexford Properties of Colorado, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Lexford Northwest, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XIII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XIV Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XV Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XVI Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XVII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Cardinal GP XVIII Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                    Cardinal LP XIX Corporation, fka Cardinal GP XIX Corporation


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Premiere Management Company, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Leaf Asset Management, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY  SIGNING  THIS  PAPER,  YOU GIVE UP YOUR  RIGHT TO NOTICE  AND COURT
--------------------------------------------------------------------------------
TRIAL.  IF YOU DO NOT PAY ON TIME,  A COURT  JUDGMENT  MAY BE TAKEN  AGAINST YOU
--------------------------------------------------------------------------------
WITHOUT  YOUR PRIOR  KNOWLEDGE  AND THE POWERS OF A COURT CAN BE USED TO COLLECT
--------------------------------------------------------------------------------
FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR
--------------------------------------------------------------------------------
RETURNED GOODS, FAULTY GOODS,  FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT,
--------------------------------------------------------------------------------
OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).
-------------------------------------------

                                            Lexford Properties, Inc.


                                            By: /s/ John B. Bartling
                                                --------------------
                                                    John B. Bartling,
                                            Its: Chief Executive Officer




                                            The Provident Bank



                                            By: /s/ William R. McNamara
                                                -----------------------
                                                    William R. McNamara
                                            Its:  Vice President
                                                  Central Ohio Region


                                       43